                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                               TO LEASE AGREEMENT

         This FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is made and entered into as of May 25, 1999 ("Effective Date"), by and between OPUS SOUTH CORPORATION, a Florida corporation, as Landlord, and NET.B@NK, INC., a Georgia corporation, as Tenant.

                                    RECITALS:

         Landlord and Tenant did enter into that certain Lease Agreement, dated March 17, 1999, for the leasing by Landlord to Tenant of certain space on the first floor of the building commonly known as Royal Centre Three, 11475 Great Oaks Way, Alpharetta, Georgia ("Building"), the space leased to Tenant being more particularly described in the Lease as the "Premises." Landlord and Tenant desire to enter into this First Amendment to provide for the addition of the Expansion Space (as defined below), to the Premises pursuant to and in accordance with the terms of this First Amendment.

         Now, therefore, for and in consideration of the sum of Ten and 00/100 Dollars, the mutual covenants and obligations set forth in the Lease and in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

         1. Beginning as of the Expansion Commencement Date (as defined below), the portion of the first floor of the Building, consisting of 7,295 rentable square feet, designated as Suite 120 and located as shown on EXHIBIT "A" to this First Amendment ("Expansion Space"), shall be added to and become part of the Premises, subject to and in accordance with all of the provisions of this First Amendment and otherwise subject to and in accordance with all the provisions of the Lease. The parties hereby acknowledge and agree that the rentable square footage for the Expansion Space has been reviewed and confirmed by both parties and is hereby conclusively agreed to be correct and is not subject to challenge or dispute by either party.

         2. The term with respect to the Expansion Space ("Expansion Term"), shall commence ("Expansion Commencement Date") on the earlier of (a) the date Tenant first occupies all or any portion of the Expansion Space for the conduct of its business, or (b) January 1, 2000. The Expansion Term shall expire on the last day of the Initial Lease Term for the remainder of the Premises or, if exercised, on the last day of the Renewal Term.

         3. As of the Expansion Commencement Date, the Premises shall consist of a total of 26,910 rentable square feet which the parties conclusively agree is correct and is not subject to challenge or dispute by either party. As of the Expansion Commencement Date, Tenant's Prorata Share of Excess Operating Expenses shall become 16.26%. If the Expansion Commencement Date occurs prior to January 1, 2000, Tenant's Prorata Share of Excess Operating Expenses for calendar year 1999 shall be appropriately prorated.

         4. Beginning as of the Expansion Commencement Date, Tenant shall pay Base Rent for the Expansion Space at the same rate per rentable square foot, per annum applicable to the remainder of the Premises, as such rate is increased annually pursuant to the provisions of Paragraph 10 of the Basic Terms of the Lease. Tenant shall also be obligated to pay Tenant's Prorata Share of Excess Operating

Expenses with respect to the Expansion Space. Tenant shall pay such Base Rent and Tenant's Prorata Share of Excess Operating Expenses on the same terms and conditions (including a 1999 Base Year) and at the same time Tenant is obligated to pay Base Rent and Tenant's Prorata Share of Excess Operating Expenses with respect to the remainder of the Premises.

         5. Landlord shall provide Tenant an Improvement Allowance for the Expansion Space equal to $24.00 per rentable square foot of the Expansion Space. Landlord shall construct, or cause to be constructed, leasehold improvements in the Expansion Space in accordance with all of the provisions of the Work Letter attached as EXHIBIT "D" of the Lease, except that: (i) any reference to the Premises shall be deemed to refer to the Expansion Space; (ii) any reference to the Plans shall be deemed to refer to the Expansion Plans and (iii) any reference to Tenant's Work shall be deemed to be a reference to the work to be performed by Landlord in the Expansion Space in accordance with the Expansion Plans ("Tenant's Expansion Space Work"). Landlord will cause the Expansion Plans to be prepared, in the same manner described in Paragraph 1 of the Work Letter, promptly following Tenant's delivery to Landlord of Tenant's specifications and requirements for the Expansion Space, and will proceed with due diligence thereafter to construct, or cause to be constructed, Tenant's Expansion Space Work.

         6. Section 7.1.3 of the Lease is amended to provide that the cost to Tenant for after-hours heating or air-conditioning services shall be $20.00 per hour, per air-handling unit. Tenant acknowledges that the original Premises and the Expansion Space are served by different air-handling units.

         7. Except as expressly provided in this First Amendment, no free rent, improvement allowances, moving allowances, space planning allowances or other concessions which apply to the original Premises shall apply to the Expansion Space. Except as modified by the terms of this First Amendment, Landlord and Tenant do hereby ratify and reaffirm each and every provision of the Lease and do hereby acknowledge that the Lease remains in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.

         Dated:  5/25/99                        LANDLORD:
                --------------------
                                                OPUS SOUTH CORPORATION, a
                                                Florida corporation

                                                By:    /s/ Neil Rauenhorst
                                                       -------------------------
                                                Name:   Neil Rauenhorst
                                                       -------------------------
                                                Title:  President & CEO
                                                       -------------------------

         Dated:  5/20/99                        TENANT:
                --------------------
                                                Net.B@nk, Inc., a
                                                Georgia corporation

                                                By:    /s/ Robert E. Bowers
                                                       -------------------------
                                                Name:   Robert E. Bowers
                                                       -------------------------
                                                Title:  CFO
                                                       -------------------------

                                                By:    /s/ Lisa M. Tyler
                                                       -------------------------
                                                Name:   Lisa M. Tyler
                                                       -------------------------
                                                Title:  Dir. HR & Administration
                                                       -------------------------

                                   EXHIBIT "A"

                            [FLOOR PLAN APPEARS HERE]







                               ROYAL CENTRE THREE

                                  at Royal 400
                               Alpharetta, Georgia

                                a Development of
                             Opus South Corporation

                                SECOND AMENDMENT
                               TO LEASE AGREEMENT

        This SECOND AMENDMENT TO LEASE AGREEMENT ("Second Amendment") is made and entered into as of September 15, 1999 ("Effective Date"), by and between ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation, as Landlord, and NET.B@NK, INC., a Georgia corporation, as Tenant.

                                    RECITALS:

        Opus South Corporation ("Opus") and Tenant did enter into that certain Lease Agreement, dated March 17, 1999, for the leasing of certain space on the first floor of the building commonly known as Royal Centre Three, 11475 Great Oaks Way, Alpharetta, Georgia ("Building"), the space leased to Tenant being more particularly described in the Lease as the "Premises."

        The Original Lease has been previously amended by First Amendment to Lease, dated May 25, 1999 ("First Amendment"). The Original Lease, as amended by the First Amendment, is hereinafter referred to as the "Lease."

         Landlord has acquired the Building from Opus and is the current holder of all of the Landlord's interest under the Lease.

        Landlord and Tenant desire to enter into this Second Amendment to REDEFINE the addition of the Expansion Space (as originally defined in First Amendment and subsequently redefined below), to the Premises pursuant to and in accordance with the terms of this Second Amendment.

        Now, therefore, for and in consideration of the sum of Ten and 00/100 Dollars, the mutual covenants and obligations set forth in the Lease and in this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

        1. Beginning as of the Expansion Commencement Date (as defined below), the portion of the first floor of the Building, consisting of 10,253 rentable square feet, designated as Suite 130 and located as shown on Exhibit "A" to this Second Amendment ("Expansion Space"), shall be added to and become part of the Premises, subject to and in accordance with all of the provisions of this First Amendment and otherwise subject to and in accordance with all the provisions of the Lease. The parties hereby acknowledge and agree that the rentable square footage for the Expansion Space has been reviewed and confirmed by both parties and is hereby conclusively agreed to be correct and is not subject to challenge or dispute by either party.

         2. The term with respect to the Expansion Space ("Expansion Term"), shall commence ("Expansion Commencement Date") on the earlier of (a) the date Tenant first occupies all or any portion of the Expansion Space for the conduct of its business, or (b) January 1, 2000. The Expansion Term shall expire on the last day of the Initial Lease Term for the remainder of the Premises or, if exercised, on the last day of the Renewal Term.

         3. As of the Expansion Commencement Date, the Premises shall consist of a total 29,868 rentable square feet which the parties conclusively agree is correct and is not subject to challenge or dispute by either party. As of the Expansion Commencement Date, Tenant's Prorata Share of Excess Operating Expenses shall become 18.044%. If the Expansion Commencement Date occurs prior to January 1, 2000, Tenant's Prorata Share of Excess Operating Expenses for calendar year 1999 shall be appropriately prorated.

         4. Beginning as of the Expansion Commencement Date, Tenant shall pay Base Rent for the Expansion Space at the same rate per rentable square foot, per annum applicable to the remainder of the Premises, as such rate is increased annually pursuant to the provisions of Paragraph 10 of the Basic Terms of the Lease. Tenant shall also be obligated to pay Tenant's Prorata Share of Excess Operating Expenses with respect to the Expansion Space. Tenant shall pay such Base Rent and Tenant's Prorata Share of Excess Operating Expenses on the same terms and conditions (including a 1999 Base Year) and at the same time Tenant is obligated to pay Base Rent and Tenant's Prorata Share of Excess Operating Expenses with respect to the remainder of the Premises.

         5. Landlord shall provide Tenant an Improvement Allowance for the Expansion Space equal to $24.00 per rentable square foot of the Expansion Space. Landlord shall construct, or cause to be constructed, leasehold improvements in the Expansion Space in accordance with all of the provisions of the Work Letter attached as EXHIBIT "D" of the Lease, except that: (i) any reference to the Premises shall be deemed to refer to the Expansion Space; (ii) any reference to the Plans shall be deemed to refer to the Expansion Plans and (iii) any reference to Tenant's Work shall be deemed to be a reference to the work to be performed by Landlord in the Expansion Space in accordance with the Expansion Plans ("Tenant's Expansion Space Work"). Landlord will cause the Expansion Plans to be prepared, in the same manner described in Paragraph 1 of the Work Letter, promptly following Tenant's delivery to Landlord of Tenant's specifications and requirements for the Expansion Space, and will proceed with due diligence thereafter to construct, or cause to be constructed, Tenant's Expansion Space Work.

         6. Tenant's Right of First Refusal as described in Exhibit "E", Paragraph 2 of the Lease is hereby modified to change the demised premises of the Refusal Space to 7,295 rentable square feet, Suite 120 as shown on Exhibit "A".

         7. This Second Amendment modifies and overrides the expansion rights provided for in the First Amendment. Tenant's right to the Expansion Space shall be described in the First Amendment, or modified by this Second Amendment.

         8. Except as expressly provided in this Second Amendment, no free rent, improvement allowances, moving allowances, space planning allowances or other concessions which apply to the original Premises shall apply to the Expansion Space. Except as modified by the terms of this Second Amendment, Landlord and Tenant do hereby ratify and reaffirm each and every provision of the Lease and do hereby acknowledge that the Lease remains in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.

         Dated: 9/17/00                     LANDLORD:

                                     ALLIANZ LIFE INSURANCE COMPANY OF NORTH
                                     AMERICA, a Minnesota corporation


                                     By:    ALLIANZ OF AMERICA, INC.
                                            its Investment Advisor

                                     By:     /s/ Brian S. Brennan
                                            ------------------------------------
                                     Name:   Brian S. Brennan
                                            ------------------------------------
                                     Title:  Director, Real Estate Acquisitions
                                            ------------------------------------

           Dated: 9-15-00                   TENANT:

                                     NET.B@NK, INC., a
                                     Georgia corporation

                                     By:    /s/ Robert E. Bowers
                                            ------------------------------------
                                     Name:  Robert E. Bowers
                                            ------------------------------------
                                     Title: CFO
                                            ------------------------------------


                                     By:    /s/ D.R. Grimes
                                            ------------------------------------
                                     Name:  D.R. Grimes
                                            ------------------------------------
                                     Title: CEO
                                            ------------------------------------

                                   EXHIBIT "A"

                            [Floor plan appears here]




                             - ROYAL CENTRE THREE -

                                  AT ROYAL 400
                               ALPHARETTA, GEORGIA


                                GROUND FLOOR PLAN

                                 THIRD AMENDMENT
                               TO LEASE AGREEMENT

         This THIRD AMENDMENT TO LEASE AGREEMENT ("Third Amendment") is made and entered into as of October 26, 1999 ("Effective Date"), by and between ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Landlord"), and NET.B@NK, INC., Georgia corporation ("Tenant").

                                    RECITALS:

         Landlord and Tenant did enter into that certain Lease Agreement, dated March 17, 1999 ("Original Lease"), for the leasing by Landlord to Tenant of certain space on the first floor of the building commonly known as Royal Centre Three, 11475 Great Oaks Way, Alpharetta, Georgia ("Building"), the space leased to Tenant being more particularly described in the Lease as the "Premises."

         The Original Lease has been previously amended by First Amendment to Lease, dated May 25, 1999 ("First Amendment") and by Second Amendment to Lease, dated September 15, 1999 ("Second Amendment"). The Original Lease, as amended by the First Amendment and Second Amendment, is hereinafter referred to as the "Lease."

         Landlord and Tenant desire to enter into this Third Amendment to provide for the addition of the Second Expansion Space to the Premises pursuant to and in accordance with the terms of this Third Amendment.

         Now, therefore, for and in consideration of the sum of Ten and 00/100 Dollars, the mutual covenants and obligations set forth in the Lease and in this Third Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

         1. Effective as of January 1, 2000 ("Second Expansion Commencement Date"), the Premises shall be increased for all purposes under the Lease by adding thereto 7,295 rentable square feet on the first floor of the Building as shown on the attached EXHIBIT A ("Second Expansion Space"),

         2. The term for the Second Expansion Space ("Second Expansion Term") shall terminate on June 30, 2006, coterminously with the Term for the original Premises.

         3. Base Rent for the Second Expansion Space shall be calculated in accordance with the following schedule:


------------------------------------------------------------------------------------------------------------
                                                BASE RENT PER
                   PERIOD                     RENTABLE SQUARE FOOT                 MONTHLY BASE RENT
------------------------------------------------------------------------------------------------------------
              1/1/00 - 7/31/00 *                      $20.50*                        $12,462.29*
------------------------------------------------------------------------------------------------------------
              8/1/00 - 7/31/01                        $21.01                         $12,773.85
------------------------------------------------------------------------------------------------------------
              8/1/01 - 7/31/02                        $21.54                         $13,093.20
------------------------------------------------------------------------------------------------------------
              8/1/02 - 7/31/03                        $22.08                         $13,420.53
------------------------------------------------------------------------------------------------------------
              8/1/03 - 7/31/04                        $22.63                         $13,756.04
------------------------------------------------------------------------------------------------------------

         *Notwithstanding anything to the contrary set forth herein, Base Rent shall be abated for a 3,645 rentable square foot portion of the Second Expansion Space for the period from January 1, 2000 through March 31, 2000. Accordingly, during that period, the Monthly Base Rent due by Tenant with respect to the Second Expansion shall be $6,235.42.

         4. As of August 1, 2004, Base Rent per rentable square feet per annum of the Second Expansion Space shall be that of the existing base rental rate then in effect on the primary Premises.

         5. Additional Rent, Rent and all other charges under the Lease which are or will be applicable to the Premises shall also be applicable to the Second Expansion Space.

         6. As of the Second Expansion Commencement Date, the Premises shall consist of a total of 37,163 rentable square feet which the parties conclusively agree is correct and is not subject to challenge or dispute by either party. As of the Second Expansion Commencement Date, Tenant's Prorata Share of Excess Operating Expenses shall become 22.4513%.

         7. Beginning as of the Second Expansion Commencement Date, Tenant shall pay Base Rent for the Second Expansion Space (except the abated portion, as provided above) at the rate per rentable square foot, per annum applicable from time to time as set forth in Section 3 of this Third Amendment. Tenant shall also be obligated to pay Tenant's Prorata Share of Excess Operating Expenses with respect to the Second Expansion Space. Tenant shall pay such Base Rent and Tenant's Prorata Share of Excess Operating Expenses on the same and terms and conditions (including a 1999 Base Year) and at the same time Tenant is obligated to pay Base Rent and Tenant's Prorata Share of Excess Operating Expenses with respect to the remainder of the Premises.

         8. Landlord shall provide Tenant an Improvement Allowance for the Second Expansion Space equal to $17.00 per rentable square foot of the Second Expansion Space and Landlord construct leasehold improvements in the Second Expansion Space in accordance with all of the provisions of the Work Letter attached as EXHIBIT "D" of the Lease, except that: (i) any reference to the Premises shall be deemed to refer to the Second Expansion Space; (ii) any reference to the Plans shall be deemed to refer to the Second Expansion Plans and (iii) any reference to Tenant's Work shall be deemed to be a reference to the work to be performed by Landlord in the Second Expansion Space in accordance with the Second Expansion Plans ('Tenant's Second Expansion Space Work"). Landlord will cause the Second Expansion Plans to be prepared, in the same manner described in Paragraph 1 of the Work
Letter, promptly following Tenant's delivery to Landlord of Tenant's specifications and requirements for the Second Expansion Space, and will proceed with due diligence thereafter to construct Tenant's Second Expansion Space Work.

         9. Except as expressly provided in this Third Amendment, no free rent, improvement allowances, moving allowances, space planning allowances or other concessions which apply to the original Premises shall apply to the Second Expansion Space. Except as modified by the terms of this Third Amendment, Landlord and Tenant do hereby ratify and reaffirm each and every provisions of the Lease and do hereby acknowledge that the Lease remains in full force and effect.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.

        Dated:  10/26/99

                                    LANDLORD:

                                    ALLIANZ LIFE INSURANCE
                                    COMPANY OF NORTH AMERICA, a
                                    Minnesota corporation

                                    By:      ALLIANZ OF AMERICA, INC.
                                             its Investment Advisor

                                    By:      /s/ Brian S. Brennan
                                            ------------------------------------
                                    Name:    Brian S. Brennan
                                            ------------------------------------
                                    Title:   Director, Real Estate Acquisitions
                                            ------------------------------------

         Dated:                     TENANT:
               ------------------

                                    NET.B@NK, INC., a Georgia corporation

                                    By:      /s/ Robert E. Bowers
                                            ------------------------------------
                                    Name:    Robert E. Bowers
                                            ------------------------------------
                                    Title:   CFO
                                            ------------------------------------

                                   EXHIBIT "A"



                               ROYAL CENTRE THREE

                                  at Royal 400
                               Alpharetta, Georgia

                                Ground Floor Plan